SIT MUTUAL FUNDS
                           BOND FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

           A Look at the Sit Mutual Funds...........................        2

           Chairman's Letter........................................        3

           Performance Review.......................................        4

           Fund Reviews

                 Bond Fund..........................................        6

                 Minnesota Tax-Free Income Fund.....................        8

                 Tax-Free Income Fund...............................       10

                 U.S. Government Securities Fund....................       12

                 Money Market Fund..................................       14










         This document must be preceded or accompanied by a Prospectus.



                         A LOOK AT THE SIT MUTUAL FUNDS

              Sit Mutual Funds is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $5.2 billion for some of America's largest corporations, foundations and endowments.

              Sit Mutual Funds is comprised of eleven 100% NO-LOAD funds. 100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

              Some of the other features include:
                 o  Free telephone exchange
                 o  Dollar-cost averaging through automatic investment plan
                 o  Electronic transfer of funds for purchases and redemptions
                 o  Free check-writing privileges on bond funds
                 o  Retirement accounts including IRAs, Keoghs and 401(k)Plans


[GRAPH]
                              SIT FAMILY OF FUNDS

STABILITY:             INCOME:             GROWTH & INCOME:    GROWTH:
Safety of principal    Increased income    Long-term capital   Long-term capital
and current income                         appreciation and    appreciation
                                           income

Money Market           U.S. Government     Balanced            Mid Cap Growth
                        Securities         Large Cap Growth    International
                       Tax-Free Income                          Growth
                       Minnesota Tax-Free                      Small Cap Growth
                        Income                                 Developing
                       Bond                                     Markets Growth


SIT MUTUAL FUNDS

CHAIRMAN'S LETTER - DECEMBER 31, 1996

[PHOTO]   Dear Fellow Shareholders:

               Fixed income markets performed positively during the fourth quarter ended December 31, 1996. Despite a year-end rise in interest rates, the conservative, yet flexible investment strategies employed by the Sit fixed income funds resulted in positive performance relative to their benchmarks in 1996.

ECONOMIC OVERVIEW
     Our projections for 1997 are that moderate growth and moderate inflation will continue. We have decided to raise our forecast for fourth quarter real GDP growth from +2.5% to +3.0%, due mainly to strength in consumer spending in the first two months of the quarter. Despite weak initial retail reports, consumer income and spending trends have been quite stable. Prospects for trade also remain positive, since the trade-weighted value of the U.S. dollar remains below recent highs, suggesting that U.S. exports will remain reasonably competitive. If our projections are correct, the real GDP growth rate for 1996 would amount to +2.4% for 1996. We are projecting a +2.6% growth rate for 1997, although the quarterly pattern of growth will not likely be smooth.
     With respect to inflation, at the consumer level inflation remains tolerable with the latest year-over-year increase in the CPI showing a +3.3% increase. Both food and energy prices rose due to what we believe are seasonal factors. Excluding these items, the "core" rate of inflation remains +2.6%. At the producer level, prices paid for finished goods rose +2.8% according to the PPI. In 1997, we are forecasting consumer inflation of approximately +3.2%.
     Many fiscal policy issues lie ahead including a balanced budget plan and major entitlement reform, including possible revisions to the CPI that could save up to $1 trillion in government expenditures over 12 years. Social Security reform is also on the agenda with three possible plans for modification being advanced by an advisory council.

STRATEGY SUMMARY
     Given our expectations for continued moderate economic growth and contained inflation in 1997, we expect that the Federal Reserve will maintain the neutral policy stance that has been in place for several months but with a bias toward restraint. Long term bond yields are expected to remain within a narrow trading range in 1997. Although 30-year U.S. Treasury yields rose by nearly 30 basis points during December, reversing their prior month's decline, and have edged higher in January, we believe that from these levels should be relatively stable. Our forecast calls for a 6 1/2% - 7% range in the first half of the year. While taxable bond portfolios are positioned with slightly more aggressive durations than related benchmarks, we remain focused on niches within each sector. Within our most heavily weighted sector, pass-through securities, we invest primarily in GNMA manufactured home loan securities. We are focusing on home equity loan securities within the asset-backed sector. In corporates, our holdings consist primarily of real estate investment trust (REIT) and trust preferred securities. We also continue to use VA Vendee securities within the collateralized mortgage obligation sector.
     Since recovering from the negative impact of the prior year's threat of a flat tax, municipal bonds are expected to remain around more normal valuation levels relative to taxable bonds in the months ahead. Sector and security selection remain key elements of our investment approach for municipal portfolios in achieving their investment objectives. We continue to look for opportunities to reduce lower yielding holdings and reinvest in higher yielding opportunities with greater call protection. We will consider reducing lower-rated holdings, such as those in the hospital sector, as their incremental yields relative to higher-rated credits have narrowed significantly. We remain focused on securities that provide high income as well as stability of principal, such as those in the housing sector, and believe that these securities will perform particularly well in the narrow interest rate environment we anticipate.

With best wishes,

/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer



SIT MUTUAL FUNDS

DECEMBER 31, 1996  PERFORMANCE SUMMARY - BOND FUNDS

                               BOND MARKET REVIEW

     After making its last of three 25 basis point easing moves in February, continued signs of moderate economic growth and contained inflation supported the Federal Reserve's decision to keep monetary policy unchanged for the remainder of 1996. 3-month Treasury bill yields increased slightly during the quarter from 5.04% to 5.18%. 3-month Treasury bill yields began the year at 5.08% and stayed within a narrow range of 4.90% to 5.36% during the year.
     Longer term bond yields decreased during the quarter but remained above beginning of the year levels. The 30-year Treasury bond yielded 6.64% at year end, near the middle of its 12-month range of 5.95% to 7.20%, compared with 6.92% on September 30, and 5.95% one year ago. Intermediate maturity bond yields rose similarly during the year. Despite the rise in bond yields and somewhat increased volatility, bond markets provided modest positive returns for the year. Although the longer duration corporate and government sectors outperformed during the quarter, the shorter-duration mortgage pass-through and asset-backed sectors maintained their lead over the 12-month period. The mortgage sector, in particular, benefited from significantly higher coupon income.
     Municipal bond yields followed the same trend as taxable bond yields but were much less volatile. The Bond Buyer 40-Bond Revenue Bond Index yielded 5.72% at year end, compared with 5.89% on September 30, and 5.56% one year ago. The Bond Buyer 40-Bond Index yield remained within a 0.75% range, between 5.47% and 6.22%, during the year, compared with a 1.25% range for 30-year Treasury bond yields. Although they did not keep pace with taxable bonds during the quarter municipals remain well ahead on a year-to-date basis, benefiting from fading concerns over tax reform. Long municipal bond yields ended the year at approximately 86% of long Treasury bond yields, relatively unchanged over the quarter and significantly improved from their 94% level in 1995. The hospital revenue sector maintained its lead, which was primarily attained from narrowing incremental yield spreads and improved credit quality during the year.


                          TOTAL RETURN - CALENDAR YEAR

                                            1988          1989          1990         1991         1992             1993

SIT BOND FUND                               ----          ----          ----         ----         ----           0.34% (1)

SIT MINNESOTA TAX-FREE
     INCOME FUND                            ----          ----          ----         ----         ----           1.60 (1)
      (NASDAQ Symbol: SMTFX)

SIT TAX-FREE INCOME FUND                   2.19% (1)      8.38%         7.29%       9.25%         7.71%         10.42
      (NASDAQ Symbol: SNTIX)

SIT U.S. GOV'T. SECURITIES FUND
      (NASDAQ Symbol: SNGVX)               7.86          11.04         10.97       12.87          5.43           7.34

SIT MONEY MARKET FUND                        ----          ----          ----         ----         ----          0.46 (1)
      (NASDAQ Symbol: SNIXX)


LEHMAN AGGREGATE BOND INDEX                7.89          14.53          8.96       16.00          7.40         9.75/0.54 (1)
LEHMAN 5-YEAR MUNICIPAL BOND INDEX       6.39/0.75 (1)    9.07          7.70       11.41          7.62           8.73
LEHMAN INTER. GOVERNMENT BOND INDEX        6.40          12.68          9.56       14.11          6.93           8.17
3-MONTH U.S. TREASURY BILL                 7.10           8.73          8.04        5.72          3.56           3.13

SIT INVESTMENT RESERVE FUND                6.65           8.53          7.59        6.14          3.81           2.34 (5)
    (Inception date 1/25/85.  Converted to SIT Money Market Fund on 11/1/93.)


[WIDE TABLE CONTINUED]
                                           TOTAL RETURN - CALENDAR YEAR
                                                                             YIELD AS OF  DISTRIBUTION
                                           1994         1995        1996       12/31/96     RATE (2)

SIT BOND FUND                             -1.31%       16.83%       4.25%        6.77%        6.68%

SIT MINNESOTA TAX-FREE
     INCOME FUND                           0.63        11.90        5.89         5.48 (3)     5.65
      (NASDAQ Symbol: SMTFX)

SIT TAX-FREE INCOME FUND                  -0.63        12.86        5.69         5.47 (4)     5.65
      (NASDAQ Symbol: SNTIX)

SIT U.S. GOV'T. SECURITIES FUND
      (NASDAQ Symbol: SNGVX)               1.77        11.50        4.99         6.10         6.31

SIT MONEY MARKET FUND                      3.84         5.58        5.08         4.95 (6)
      (NASDAQ Symbol: SNIXX)


LEHMAN AGGREGATE BOND INDEX               -2.92        18.47        3.63
LEHMAN 5-YEAR MUNICIPAL BOND INDEX        -1.28        11.65        4.22
LEHMAN INTER. GOVERNMENT BOND INDEX       -1.75        14.41        4.06
3-MONTH U.S. TREASURY BILL                 4.47         5.98        5.27

SIT INVESTMENT RESERVE FUND
    (Inception date 1/25/85.  Converted to SIT Money Market Fund on 11/1/93.)





                                                                                                    TOTAL RETURN
                                                                                TOTAL RETURN         SIX MONTHS
                                                                                QUARTER ENDED           ENDED
                                                        INCEPTION                12/31/96             12/31/96

SIT BOND FUND                                           12/01/93                      3.15%            5.17%

SIT MINNESOTA TAX-FREE INCOME FUND                      12/01/93                      1.99             4.60

SIT TAX-FREE INCOME FUND                                09/29/88                      2.31             4.63

SIT U.S. GOV'T. SECURITIES FUND                         06/02/87                      2.14             3.87

SIT MONEY MARKET FUND                                   11/01/93                      1.24             2.53

LEHMAN AGGREGATE BOND INDEX                             11/30/93                      4.90             2.43
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                      09/30/88                      1.98             3.66
LEHMAN INTER. GOVERNMENT BOND INDEX                     05/31/87                      2.31             4.07
3-MONTH U.S. TREASURY BILL                              11/01/93                      1.28             2.62



[WIDE TABLE CONTINUED]

                                                      AVERAGE ANNUAL TOTAL RETURNS FOR
                                                     THE PERIODS ENDED DECEMBER 31, 1996

                                           1 YEAR         3 YEARS        5 YEARS          SINCE INCEPTION

SIT BOND FUND                               4.25%          6.33%           ----                6.26%

SIT MINNESOTA TAX-FREE INCOME FUND          5.89           6.04            ----                6.42

SIT TAX-FREE INCOME FUND                    5.69           5.83           7.11%                7.59

SIT U.S. GOV'T. SECURITIES FUND             4.99           6.01           6.16                 8.28

SIT MONEY MARKET FUND                       5.08           4.83             ----               4.72

LEHMAN AGGREGATE BOND INDEX                 3.63           6.03            7.04                6.04
LEHMAN 5-YEAR MUNICIPAL BOND INDEX          4.22           4.73            6.09                7.17
LEHMAN INTER. GOVERNMENT BOND INDEX         4.06           5.37            6.23                8.14
3-MONTH U.S. TREASURY BILL                  5.27           5.18            4.44                5.07


(1) Period from Fund inception through calendar year-end.
(2) Based on the last 12 monthly distributions of net investment income and average NAV as of 12/31/96.
(3) For Minnesota residents in the 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 8.68%, 9.36% and 9.92%, respectively (Assumes the maximum Minnesota tax bracket of 8.5%).
(4) For individuals in the 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 7.93%, 8.55% and 9.06%, respectively (Income subject to state tax, if any).
(5) Period January 1, 1993, through October 31, 1993, at which time the Fund converted to the Sit Money Market Fund.
(6) Figure represents 7-day compound effective yield. The 7-day simple yield as of 12/31/96 was 4.83%.

PLEASE REMEMBER THAT PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS AND IS ONLY ONE OF THE FACTORS TO CONSIDER IN CHOOSING A FUND. AS WITH ALL INVESTMENTS, THE SHARE PRICE AND RETURN MAY VARY AND YOU MAY HAVE A GAIN OR LOSS AT THE TIME OF SALE.



SIT BOND FUND REVIEW

DECEMBER 31, 1996

[PHOTO]   [CAPTION]
          MICHAEL C. BRILLEY
               SENIOR PORTFOLIO MANAGER
          BRYCE A. DOTY, CFA
               PORTFOLIO MANAGER

     The Sit Bond Fund provided investors a +3.15% return for the fourth quarter of 1996 and a +4.25% return for the year. The Fund ranked in the top 15% of the Lipper Intermediate Investment Grade Bond Fund universe for its one year (out of 176 funds) and three-year (out of 108 funds) returns.
     The yield on the 5-Year U.S. Treasury note declined by approximately 0.25% over the past quarter, but increased by 0.83% for the year. For the quarter, the Fund's securities that provided the highest total returns were its asset-backed and REIT holdings, as yields within these sectors declined relative to Treasury yields. The Fund's high coupon pass-through securities provided the lowest return for the quarter, however, for the year, these pass-through securities provided the Fund's highest income and total return compared to the other market sectors in which the Fund invests.
     The Fund's most significant sector shift involved selling U.S. Treasury securities and purchasing trust preferred securities, a relatively new investment vehicle. These securities are sold by a trust established by a corporation's holding company. The Trust uses the issuance proceeds to purchase debt of the holding company. The coupon payments on the debt are then passed through to the trust preferred holders. Corporations are issuing trust preferreds because these securities are considered equity for regulatory purposes, yet the coupon payments are tax deductible as an interest expense. The Fund's holdings in trust preferreds are A-rated and yielded approximately 8%. The Fund maintained its duration slightly longer than the 4.6 year duration of its benchmark, the Lehman Aggregate Bond Index, as we believe interest rates are near the upper end of their current range.
     For 1997, we expect moderate economic growth and contained inflation, resulting in interest rates remaining in a narrow range. As a result, we intend to maintain the Fund's duration near that of its benchmark and continue to maintain the overall high quality of the Fund while investing in securities that offer attractive total returns.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund's "total return" is a combination of income, changes in principal value and reinvested dividends.
     The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.

                               PORTFOLIO SUMMARY

        Net Asset Value 12/31/96:    $9.82 Per Share
                         9/30/96:    $9.74 Per Share

              Total Net Assets:      $5.46 Million

                30-Day SEC Yield:     6.77%

      12-Month Distribution Rate:     6.68%

                Average Maturity:    17.3 Years

              Effective Duration:     5.0 Years (1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.

[GRAPH]
                              PORTFOLIO STRUCTURE
                            (% of total net assets)



                           Agency Mortgage           28.8
                   Pass-Through Securities

                   Asset-Backed Securities           20.8

                   Corporate Bonds & Notes           18.6

                   Collateralized Mortgage           10.6
                               Obligations

                             U.S. Treasury            8.4

                              Mutual Funds            5.2

                Trust Preferred Securities            4.5

                Other Assets & Liabilities            3.1




                          AVERAGE ANNUAL TOTAL RETURNS*                       CUMULATIVE TOTAL RETURNS*
                          -----------------------------                       -------------------------

                               Lipper Inter.       Lehman                        Lipper Inter.        Lehman
                   Bond      Investment Grade     Aggregate            Bond    Investment Grade      Aggregate
                   Fund       Bond Fund Avg.     Bond Index            Fund     Bond Fund Avg.      Bond Index
                   ----       --------------     ----------            ----     --------------      ----------

3 Months           3.15%          2.79%             3.00%              3.15%          2.79%            3.00%
   (unannualized)
1 Year             4.25           3.13              3.63               4.25           3.13             3.63
3 Year             6.33           5.19              6.03              20.21          16.39            19.19
Inception          6.26           5.18              6.04              20.61          16.87            19.84
  (12/1/93)


* As of 12/31/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


[GRAPH]

                                GROWTH OF $10,000

                                         12/1/93                  12/31/96
                                         -------                  --------
SIT BOND FUND                            $10,000                  $12,061

LEHMAN AGGREGATE BOND INDEX              $10,000                  $11,984


     The sum of $10,000 invested at inception (12/1/93) and held until 12/31/96 would have grown to $12,061 in the Fund or $11,984 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

[GRAPH]

                                QUALITY RATINGS

                            (% of total net assets)

                         LOWER OF MOODY'S OR S&P USED.

Agency Mortgage-Backed Securities & CMO's ..........   39.4%
Government & Agency ................................    8.4
AAA ................................................   20.8
  A ................................................   15.3
BBB ................................................   13.0
Other Assets & Liabilities .........................    3.1



SIT MINNESOTA TAX-FREE INCOME FUND REVIEW

DECEMBER 31, 1996

[PHOTO]   [CAPTION]
          MICHAEL C. BRILLEY
               SENIOR PORTFOLIO MANAGER
          DEBRA A. SIT, CFA
               PORTFOLIO MANAGER

     Municipal bond yields followed taxable bond yields lower during the quarter. The yield of the Bond Buyer 40-Bond Revenue Index declined from 5.89% to 5.72% during the quarter but remained above its 5.56% level one year ago. The share price of the Fund increased $0.01 for the year, and during the year the Fund's price varied 3.0%. The Fund's price was $10.24 on December 31, 1996, compared with $10.18 on September 30, 1996 and $10.23 on December 31, 1995. The Fund's 30-day SEC yield was 5.48% on December 31, 1996, versus 5.64% on September 30, and 5.52% one year ago. Its distribution rate has remained relatively stable over the last year.
      The Fund's ability to provide high income and stability of principal is highlighted in its attractive long term returns. Within the Lipper Minnesota Municipal Bond Fund universe, the Fund's total return ranked #1 for the one year period (of 44 funds), three year period (of 27 funds), and period since inception (of 25 funds). Portfolio performance during the quarter benefited from the Fund's holdings in health care bonds as well as in longer duration education and sales tax issues.
     Fund assets increased to $82.7 million from $70.9 million during the quarter and from $62.2 million one year ago. The Fund's implied duration increased from 3.9 years to 4.1 years as the Fund continued to focus on purchasing securities with greater call protection. During the quarter, industry shifts included increases in multifamily housing from 36.3% to 37.8% and in single family housing from 17.3% to 18.5%, and a decrease in industrial revenue bonds from 11.9% to 9.2%. Since a year ago, multifamily holdings have increased from 32.1%, while single family, and industrial revenue issues have decreased from 23.9% and 11.3%, respectively and health care decreased from 18.2% to 16.1%. Throughout the year, the Fund has continued to hold approximately 60% of its portfolio in securities rated A or better. The Fund's non-rated holdings have an internally assessed low-BBB average rating. The proportion of BB-equivalent rated securities increased slightly during the quarter. We remain focused on finding investments that help meet the Fund's dual objectives of high income and stability of principal value.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.
     The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be treated as an item of tax preference that is included in the alternative minimum taxable income.

                               PORTFOLIO SUMMARY

         Net Asset Value  12/31/96:   $10.24 Per Share
                           9/30/96:   $10.18 Per Share

                  Total Net Assets:   $82.67 Million

                  30-Day SEC Yield:     5.48%

              Tax Equivalent Yield:     9.92% (1)

        12-Month Distribution Rate:     5.65%

                  Average Maturity:    18.7 Years

   Duration to Estimated Avg. Life:     7.2 Years (2)

                  Implied Duration:     4.1 Years (2)


(1) For individuals in the 39.6% Federal and 8.5% MN tax brackets.
(2) See page 9.

[GRAPH]

                              PORTFOLIO STRUCTURE
                            (% of total net assets)

Multifamily Mortgage Revenue ...................................      37.8

Single Family Mortgage Revenue .................................      18.5

Hospital/Health Care Revenue ...................................      16.1

Industrial Revenue/Pollution Control ...........................       9.2

Other Revenue Bonds ............................................       8.5

Municipal Lease Rental .........................................       2.1

Education/Student Loan .........................................       1.9

General Obligation .............................................       1.4

Other Assets & Liabilities .....................................       4.5



                        AVERAGE ANNUAL TOTAL RETURNS*                           CUMULATIVE TOTAL RETURNS*
                        -----------------------------                           -------------------------
                MN Tax-Free      Lipper MN         Lehman               MN Tax-Free     Lipper MN         Lehman
                  Income        Muni. Bond      5-Year Muni.              Income       Muni. Bond      5- Year Muni.
                   Fund          Fund Avg.       Bond Index                Fund         Fund Avg.       Bond Index
                ----------       ---------       ----------             ----------      ---------       ----------

3 Months           1.99%           2.15%             1.98%                1.99%            2.15%          1.98%
   (unannualized)
1 Year             5.89            3.11              4.22                 5.89             3.11           4.22
3 Year             6.04            4.06              4.73                19.24            12.69          14.87
Inception          6.42            4.53              5.09                21.15            14.67          16.55
  (12/1/93)


* As of 12/31/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

[BAR GRAPH]

                                GROWTH OF $10,000

                                         12/1/93                  12/31/96
                                         -------                  --------
SIT MN TAX-FREE INCOME FUND              $10,000                  $12,115

LEHMAN 5-YEAR MUNI. BOND INDEX           $10,000                  $11,655


     The sum of $10,000 invested at inception (12/1/93) and held until 12/31/96 would have grown to $12,115 in the Fund or $11,655 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

[GRAPH]

                                QUALITY RATINGS

                             (% of total net assets)

           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                AAA       20.6%
                                 AA       19.8
                                  A       11.5
                                BBB        7.9
                          Not Rated       35.7
         Other Assets & Liabilities        4.5



                             ADVISER'S ASSESSMENT OF
                              NOT-RATED SECURITIES

                                   AA        0.8%
                                    A        1.4
                                  BBB       24.2
                                    B        1.1
                                            ----
                                Total       35.7%



SIT TAX-FREE INCOME FUND REVIEW

DECEMBER 31, 1996

[PHOTO]
          [CAPTION]
          MICHAEL C. BRILLEY
               SENIOR PORTFOLIO MANAGER
          DEBRA A. SIT, CFA
               PORTFOLIO MANAGER

     Municipal bond yields followed taxable bond yields lower during the quarter. The yield of the Bond Buyer 40-Bond Revenue Index declined from 5.89% to 5.72% during the quarter but remained above its 5.56% level one year ago. The Fund's price was $10.05 on December 31, 1996, compared with $9.96 on September 30, and $10.06 on December 31, 1995. During the year, the Fund's price varied 3.2% between $9.78 and $10.09. The Fund's 30-day SEC yield was 5.47% on December 31, 1996 versus 5.65% on September 30, and 5.52% one year ago. Its distribution rate has remained relatively stable over the last year.
     The Fund returned +2.31% for the quarter and +5.69% for the year ended December 31, 1996, compared with +1.98% and +4.22% for the Lehman 5-Year Municipal Bond Index, respectively. The Fund's ability to provide high income and stability of principal is highlighted in its attractive long term returns. Within the Lipper Municipal Bond Fund universe, the Fund ranked 2nd of 225 funds based on its one year return and 5th of 159 funds based on its three year return. The single family and multifamily housing sectors lagged in returns during the quarter, but helped on a year-to-date basis. Performance during the quarter also benefited from holdings in longer duration transportation issues, and in lease and other revenue bonds. The Fund's longer term performance continues to benefit from sector and security selection.
     Fund assets increased to $305.5 million from $294.9 million during the quarter and from $281.9 million one year ago. The Fund's implied duration increased from 4.1 years to 4.4 years as the Fund continued to focus on purchasing securities with greater call protection. During the quarter, industry shifts included an increase in multifamily housing from 32.0% to 33.0% and a decrease in other revenue bonds from 6.3% to 4.8%. Multifamily holdings have steadily increased from 22.8% since one year ago while hospital bonds have decreased from 24.9% to 21.1% and industrial revenue bonds have decreased from 11.3% to 6.5%. The Fund's holdings in securities rated A or better increased from 55.6% on December 31, 1995 and from 59.4% on September 30 to 60.2% at year end, as the Fund continues to take advantage of narrowing incremental yield spreads to reduce lower rated credits. We remain focused on finding investments that help meet the Fund's dual objectives of high income and stability of principal value.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital, by investing in investment-grade municipal securities.

     Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase.

                               PORTFOLIO SUMMARY

         Net Asset Value  12/31/96:    $10.05 Per Share
                           9/30/96:     $9.96 Per Share

                  Total Net Assets:   $305.47 Million

                  30-Day SEC Yield:      5.47%

              Tax Equivalent Yield:      9.06% (1)

        12-Month Distribution Rate:      5.65%

                  Average Maturity:     16.9 Years

   Duration to Estimated Avg. Life:      6.5 Years (2)

                  Implied Duration:      4.4 Years (2)

(1) For individuals in the 39.6% federal tax bracket.
(2) See page 11.


                              PORTFOLIO STRUCTURE
                            (% of total net assets)

Multifamily Mortgage Revenue ...................................      33.0

Hospital/Health Care Revenue ...................................      21.1

Single Family Mortgage Revenue .................................      16.5

Industrial Revenue/Pollution Control ...........................       6.5

Other Revenue ..................................................       4.8

Transportation .................................................       4.7

Escrowed to Maturity/Pre-Refund ................................       2.7

Public Facilities ..............................................       2.7

Miscellaneous ..................................................       1.9

Municipal Lease Rental .........................................       1.8

Sales Tax Revenue ..............................................       1.0

Other Assets & Liabilities .....................................       3.3




                         AVERAGE ANNUAL TOTAL RETURNS*                      CUMULATIVE TOTAL RETURNS*
                         -----------------------------                      -------------------------
                 Tax-Free     Lipper General       Lehman           Tax-Free    Lipper General       Lehman
                  Income        Muni. Bond      5-Year Muni.         Income       Muni. Bond      5-Year Muni.
                   Fund          Fund Avg.       Bond Index           Fund         Fund Avg.       Bond Index
                 ----------     ---------       ----------         ----------      ---------       ----------

3 Months           2.31%           2.40%             1.98%            2.31%           2.40%           1.98%
   (unannualized)
1 Year             5.69            3.30              4.22             5.69            3.30            4.22
3 Years            5.83            4.14              4.73            18.54           12.95           14.87
5 Years            7.11            6.79              6.09            40.98           38.89           34.42
Inception          7.59            7.82              7.17            83.01           86.19           77.23
  (9/29/88)


* As of 12/31/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


[GRAPH]

                                GROWTH OF $10,000


                                         9/29/88                  12/31/96
                                         -------                  --------
SIT TAX-FREE INCOME FUND                 $10,000                  $18,301

LEHMAN 5-YEAR MUNI. BOND INDEX           $10,000                  $17,723

     The sum of $10,000 invested at inception (9/29/88) and held until 12/31/96 would have grown to $18,301 in the Fund or $17,723 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


[GRAPH]
                                QUALITY RATINGS

                            (% of total net assets)

           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.


                                AAA        9.8%
                                 AA       10.7
                                  A       36.4
                                BBB       39.3
                                 BB        0.5
         Other Assets & Liabilities        3.3



SIT U.S. GOVERNMENT SECURITIES FUND REVIEW

DECEMBER 31, 1996

[PHOTO]
          [CAPTION]
          MICHAEL C. BRILLEY
               SENIOR PORTFOLIO MANAGER
          BRYCE A, DOTY, CFA
               PORTFOLIO MANAGER

     The Sit U.S. Government Securities Fund provided investors a +2.14% total return for the fourth quarter of 1996 and a +4.99% return for the year. As of December 31, 1996, the Fund's 30-day SEC yield was 6.10% and the Fund's 12-month distribution rate was +6.31%. The Fund ranked #4 out of 114 funds within the Lipper U.S. Government Bond Fund universe for its cumulative 3-year return of +19.14% for the period ended December 31, 1996. In addition, Morningstar, a nationally recognized firm which evaluates mutual funds, recently ranked the Fund #1 in their latest review of the universe of 120 short-term government bond funds for having the highest return and rated the Fund #2 for its risk and return characteristics for the five years ended October 31, 1996.

     The Fund has achieved its superior results by continuing to focus on securities that provide a high level of income. The yield on the 3-year U.S. Treasury note declined by 0.25% over the past quarter, but increased by 0.80% for the year. For the quarter, the drop in yields resulted in significant price appreciation for the Fund's Treasury and collateralized mortgage obligation holdings. As a result, these sectors provided the Fund's highest returns for the quarter. For the year, the Fund's holdings in seasoned, high coupon mortgage pass-through securities that are relatively stable in price provided the Fund's highest income and total return compared to the other market sectors in which the Fund invests.

     Investment activity for the past three months primarily consisted of investing Fund contributions into GNMA mobile home loan securities and U.S. Treasuries. For 1997, we expect moderate economic growth and contained inflation, resulting in interest rates remaining in a narrow range. This forecast for relatively stable interest rates adds increased importance to the Fund's continued emphasis on interest income.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to provide high current income and safety of principal. The Fund invests solely in securities issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.
     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities (Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC)).

                               PORTFOLIO SUMMARY

               Net Asset Value  12/31/96:  $10.45 Per Share
                                 9/30/96:  $10.39 Per Share

                        Total Net Assets:  $64.93 Million

                        30-Day SEC Yield:    6.10%

              12-Month Distribution Rate:    6.31%

                        Average Maturity:   13.3 Years

                      Effective Duration:    4.5 Years (1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                              PORTFOLIO STRUCTURE
                            (% of total net assets)

                  GNMA Pass-Through Securities        58.0

                           U.S. Treasury Bonds        23.6

           Collateralized Mortgage Obligations         7.7

                  FNMA Pass-Through Securities         5.4

                 FHLMC Pass-Through Securities         3.3

                    Other Assets & Liabilities         2.0




                         AVERAGE ANNUAL TOTAL RETURNS*                                      CUMULATIVE TOTAL RETURNS*
                         -----------------------------                                      -------------------------
               U.S. Gov't.       Lipper          Lehman Inter.                     U.S. Gov't.       Lipper      Lehman Inter.
               Securities      U.S. Gov't.        Gov't. Bond                      Securities      U.S. Gov't.     Bond Fund
                  Fund        Fund Average           Index                            Fund        Fund Average       Index
              ------------    ------------       ------------                     ------------     ------------  ------------

3 Months          2.14%            2.87%              2.31%                            2.14%          2.87%           2.31%
  (unannualized)
1 Year            4.99             1.73               4.06                             4.99           1.73            4.06
3 Years           6.01             4.52               5.37                            19.14          14.17           16.98
5 Years           6.16             5.90               6.23                            34.83          33.20           35.30
Inception         8.28             7.61               8.14                           114.49         102.18          111.87
  (6/2/87)


* As of 12/31/96


PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


[GRAPH]
                               GROWTH OF $10,000

                                          6/2/87                  12/31/96
                                         -------                  --------
SIT U.S. GOV'T. SECURITIES FUND          $10,000                  $21,449

LEHMAN INTER. GOV'T. BOND INDEX          $10,000                  $21,187

     The sum of $10,000 invested at inception (6/2/87) and held until 12/31/96 would have grown to $21,449 in the Fund or $21,187 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


[GRAPH]
                         ESTIMATED AVERAGE LIFE PROFILE

The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

Years:    0-1        1-5      5-10     10-20      20+
          2.0%      76.6%     16.5%     3.4%      1.5%



SIT MONEY MARKET FUND REVIEW

DECEMBER 31, 1996

[PHOTO]
          [CAPTION]
          MICHAEL C. BRILLEY
               SENIOR PORTFOLIO MANAGER
          PAUL J. JUNGQUIST, CFA
               PORTFOLIO MANAGER

     The Sit Money Market Fund provided investors with a +1.24% return for the quarter ended December 31, 1996, compared to a +1.18% average return for the Lipper Analytical Services, Inc. Money Market Fund universe. The Fund provided investors with a +5.08% return for the year ended December 31, 1996, compared to a +4.80% average return for its Lipper universe. Within its Lipper peer group category, the Fund's performance ranked 80th of 297 funds and 49th of 288 funds, respectively, for the three and twelve month periods ended December 31, 1996. As of December 31, 1996, the Fund's 7-day compound yield was 4.95% and its average maturity was 35 days, compared to 5.06% and 31 days, respectively, at September 30, 1996.
     Three-month Treasury bill rates continued to be volatile over the past three months. Unlike prior periods, this volatility was not due to uncertainty over Fed policy but rather to lower short-term financing requirements by the Treasury during December. As expected, the Fed left the federal funds rate unchanged during the quarter, and the three-month Treasury bill rate actually increased to from 5.04% at September 30 to 5.20% at December 31 after reaching a low of 4.92% in mid-December. The Fund lengthened its average maturity during the quarter to lock in higher yields in anticipation of no change in Fed policy over the near term. Economic growth appears to be regaining momentum in late 1996 and early 1997. If this trend continues through the first quarter of 1997, the possibility of an increase to short-term rates will increase significantly. Accordingly, we will continue to take advantage of current yield levels, and expect to maintain the average maturity of the portfolio in a range of 30 to 40 days. If a tightening by the Fed begins to look likely, however, the Fund will reduce its average maturity to the lower end of the range discussed above in anticipation of higher future yield levels.
     While economic activity has picked up in the fourth quarter, we do not foresee a significant impact on the creditworthiness of top tier commercial paper issuers. We remain concerned about the relatively high levels of consumer bankruptcies and debt, however, and will continue to monitor our eligible consumer finance credits closely. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we plan to add Tier I credits in the captive finance, technology, entertainment and consumer non-durable industries.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in a diversified portfolio of high quality short-term debt instruments. The Fund seeks to maintain a stable net asset value of $1.00 per share. However, there is no assurance of a constant share price.

     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                               PORTFOLIO SUMMARY

               Net Asset Value  12/31/96:    $1.00 Per Share
                                 9/30/96:    $1.00 Per Share

                        Total Net Assets:   $34.98 Million

[GRAPH]
                              PORTFOLIO STRUCTURE

                   Diversified Finance            15.1

                   U.S. Government                14.9

                   Consumer Loan Finance          14.3

                   Captive Equipment Finance       9.2

                   Utilities                       6.9

                   Captive Auto Finance            6.8

                   Insurance                       3.2

                   Retail                          3.1

                   Captive Oil Finance             2.7

                   Technology/Business Equip.      2.4

                   Consumer Non-Durables           2.4

                   Other Assets & Liabilities     19.0



                        AVERAGE ANNUAL TOTAL RETURNS*                                   CUMULATIVE TOTAL RETURNS*
                        -----------------------------                                   -------------------------
                    Money      Lipper Money     U.S. Treasury                 Money       Lipper Money     U.S. Treasury
                   Market         Market            Bill                      Market         Market            Bill
                    Fund          Average         (3-Month)                    Fund          Average         (3-Month)

3 Months            1.24%          1.18%            1.28%                       1.24%          1.18%            1.28%
   (unannualized)
1 Year              5.08           4.80             5.27                        5.08           4.80             5.27
3 Year              4.83           4.63             5.18                       15.20          14.55            16.37
Inception           4.72           4.52             5.07                       15.73          15.03            16.99
  (11/1/93)


* As of 12/31/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE U.S. TREASURY BILL. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


[GRAPH]
                               GROWTH OF $10,000

                                         11/1/93                  12/31/96
                                         -------                  --------
SIT MONEY MARKET FUND                    $10,000                  $11,573

3-MONTH TREASURY BILL INDEX              $10,000                  $11,699


     The sum of $10,000 invested at inception (11/1/93) and held until 12/31/96 would have grown to $11,573 in the Fund or $11,699 in the 3-Month U.S. Treasury Bill Index assuming reinvestment of all dividends and capital gains.

[GRAPH]

                                QUALITY RATINGS

                            (% of total net assets)

                       AS RATED BY MOODY'S, S&P AND FITCH

                              First Tier Securities
                                      100%


                           First Tier Securities 100%
                           Second Tier Securities 0%



[LOGO]



Directors:
                         Eugene C. Sit, CFA
                         Peter L. Mitchelson, CFA
                         Michael C. Brilley
                         John E. Hulse
                         Sidney L. Jones
                         Donald W. Phillips
                         William E. Frenzel

Director Emeritus:
                         Melvin C. Bahle

Officers:
                         Eugene C. Sit, CFA                  Chairman
                         Peter L. Mitchelson, CFA            Vice Chairman
                         Michael C. Brilley                  Senior Vice President
                         Mary K. Stern                       President
                         Debra A. Sit, CFA                   Vice President - Investments, Assistant Treasurer
                         Bryce A. Doty, CFA (1)              Vice President - Investments
                         Paul J. Jungquist, CFA (2)          Vice President - Investments
                         Paul E. Rasmussen                   Vice President & Treasurer
                         Michael P. Eckert                   Vice President - Group Manager
                         Michael J. Radmer                   Secretary
                         Parnell M. Kingsley                 Assistant Secretary
                         Carla J. Rose                       Assistant Secretary


(1)  Bond, Balanced and U.S. Government Securities Funds only.
(2)  Money Market Fund only.